                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  6
Portfolio of Investments.........................  7
Statement of Assets and Liabilities.............. 11
Statement of Operations.......................... 12
Statement of Changes in Net Assets............... 13
Financial Highlights............................. 14
Notes to Financial Statements.................... 16
Dividend Reinvestment Plan....................... 19

VIT SAR 8/97

                             LETTER TO SHAREHOLDERS



August 4, 1997

Dear Shareholder,
    As you know, Van Kampen American
Capital was acquired by Morgan
Stanley Group Inc., a world leader in
asset management. On February 5,
1997, Morgan Stanley Group Inc. and                   [PHOTO]
Dean Witter, Discover & Co. agreed to
merge; the merger was completed on
May 31, creating the combined company
of Morgan Stanley, Dean Witter,
Discover & Co. This preeminent global     DENNIS J. MCDONNELL AND DON G.POWELL
financial services firm boasts a
market capitalization of $21 billion
and leading market positions in securities, asset management, and credit services. Additionally, I am very pleased to announce that Philip N. Duff, formerly the chief financial officer of Morgan Stanley, has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm.
    As the financial industry continues to witness unprecedented consolidations and new partnerships, we believe that those firms who are leaders in all facets of their business will be able to offer investors the greatest opportunities and services as we move into the next century. We are confident that these changes will continue to work to the benefit of our fund shareholders as we move into the next century.
    Another change that we believe will benefit shareholders is the elimination of the Trust's February 1, 1999, termination date. Without a fixed maturity date, the Trust will be able to hold onto its long-term assets more easily and maintain its ability to generate relatively high dividends. As a result of this change, the Intermediate Term High Income Trust has been renamed the High Income Trust. The New York Stock Exchange symbol (VIT) will remain the same.

ECONOMIC REVIEW
    Bond prices were volatile during the six months ended June 30. Initially, prices fell as the economy rebounded, culminating at a 4.9 percent pace in GDP in the first quarter. This strength, coupled with warnings by Federal Reserve Board chairman Alan Greenspan that tighter monetary policy might be appropriate, reignited fears of a rate hike. Then, on March 25, the Fed raised short-term rates a modest quarter percentage point, a hike that market participants viewed as the first of many. As a result, the 30-year Treasury bond's yield, which moves in the opposite direction of its price, jumped above 7 percent for the first time in six months.
    By the end of April, the bond market turned its attention to a succession of positive news about inflation and signs that economic growth had moderated. This view was reinforced by the Fed's decision not to raise rates again when its policymakers met in

                                                           Continued on page two

May. The yield on the 30-year Treasury bond stood at 6.79 percent by the end of June, up slightly from 6.64 percent at the end of December but down sharply from the 7.17 percent high reached in mid-April.
    High-yield corporate bonds outperformed Treasury securities and investment-grade corporate bonds throughout the first half of 1997. A vigorous economy and decline in the number of corporate bond defaults contributed to their strong performance. In addition, heavy cash flows from retail and institutional investors into high yield mutual funds more than offset the potentially negative effects of a surge in supply. When interest rates rose in March, the higher level of income generated by these bonds cushioned any decline in their principal value. Within the non-investment-grade sector, higher-yielding B-rated and CCC-rated bonds outperformed BB-rated bonds.

FUND STRATEGY
    We maintained a portfolio heavily weighted in non-investment-grade U.S. corporate bonds. As of June 30, approximately 36 percent of the Trust's assets were BB-rated, which is the highest quality rating within the non-investment-grade category, 54 percent were B-rated, and 3 percent were non-rated. Because non-investment-grade bonds tend to pay higher yields than investment-grade bonds, they usually have outperformed high-quality securities when interest rates rise. The additional income they generate may help compensate for some of the decline in principal value due to rising rates. These bonds also have tended to perform well when economic growth accelerates, because this improves prospects for their credit quality.
    We maintain a relatively large number of BB-rated holdings, despite their lower yield levels as compared to B-rated issues. Because the Trust is exposed to additional market rate risk due to its leveraged structure, we believe its holdings should be relatively defensive. Using leverage, the Trust borrows short-term funds to purchase long-term securities, thereby providing above-market levels of dividend income to common shareholders. It should be noted, however, that a rise in short-term rates would have an unfavorable effect on the dividend-paying ability of the common shares and could negatively impact the share price.
    The remaining assets of the Trust were investment grade. Approximately 2 percent of long-term investments were rated A to AAA, and 5 percent were BBB-rated, the lowest rating in the investment-grade category. The relatively large position in short-term investments on June 30 was a result of tender offers and calls by issuers who chose to retire high-yielding debt. Most of the tenders and calls occurred in May, when about 15 percent of the Trust's gross assets were retired prematurely. Companies were able to retire bonds early because, within a favorable economic environment, they had access to other less expensive financing options, such as bank loans and new stock issuance. Looking ahead, we hope to reinvest the Trust's cash holdings in non-investment-grade bonds similar to those currently held in the portfolio.

                                                         Continued on page three

[CREDIT QUALIFY GRAPH]

Portfolio Composition by Credit Quality
    as of June 30, 1997*


A..............    1.5%
BBB............    5.0%
BB.............   36.1%
B..............   54.4%
Non-Rated......    3.0%

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's

    During the six months ended June 30, trading was limited because market conditions offered few opportunities to add value over existing holdings. The average yield of bonds in the portfolio was higher than market yields, and the difference between the yields of B-rated and BB-rated securities was narrow compared to historical spreads. As a result, there often was not enough reward to justify the additional credit risk of purchasing securities rated B or lower.
    Purchases were selectively chosen by our research team and focused on bonds with the potential to outperform other securities. Purchases included Aetna Industries, a small auto-parts manufacturer, and CapStar Broadcasting, a radio broadcast company. Sales focused on bonds whose issuers were experiencing earnings shortfalls, including Speedy Muffler King and Loehmann's Corp. Both bonds were sold at premium prices.
    The Trust's portfolio remains well-diversified in its industry weightings. Among its leading sectors are telecommunications, oil and gas drilling and servicing, and printing and publishing.
    As of June 30, the average duration of the Trust, which is a measure of its sensitivity to changing interest rates, was 2.65 years, and the average maturity of its assets was 5.50 years. Our goal is to lengthen the duration and maturity of the Trust gradually over time to in order to seek to enhance its income-earning ability. The elimination of the Trust's February 1, 1999, termination date, which was approved by the Board of Directors following shareholder approval in October, allows us the opportunity to accomplish that goal.

TOP FIVE PORTFOLIO HOLDINGS BY SECTOR* AS OF JUNE 30, 1997

    Printing/Publishing................................ 12.8%
    Oil & Gas.......................................... 11.3%
    Telecommunications.................................  8.5%
    Buildings/Real Estate..............................  6.1%
    Hotel, Motel, Inns & Gaming........................  5.2%

*As a Percentage of Long-Term Investments

                                                          Continued on page four

PERFORMANCE SUMMARY
    For the six-month period ended June 30, 1997, the Trust generated a total return of 13.82 percent(1). This reflects a gain in market price per common share from $6.750 on December 31, 1996, to $7.3125 on June 30, 1997, plus reinvestment of dividends totaling $.3510 per common share. Based upon the monthly dividend of $.0585 per share and the closing common stock price on June 30, 1997, the Trust generated a distribution rate of 9.60 percent(3). The Trust's preferred share costs increased moderately due to the rise in short-term interest rates.

                           [DIVIDEND HISTORY GRAPH]

Six-month Dividend History
For the Period Ended June 30, 1997



                        Distribution per Common Share

Jan 1997.......................  $.0585
Feb 1997.......................  $.0585
Mar 1997.......................  $.0585
Apr 1997.......................  $.0585
May 1997.......................  $.0585
Jun 1997.......................  $.0585

The dividend history represents past performance of the Trust and does not perdict the Trust's future distributions.

OUTLOOK
    We continue to see strength in the economy, but we do not believe that the
4.9 percent growth pace of the first quarter will be repeated in the final quarters of this year. While labor productivity and manufacturing remained strong in the second quarter, retail sales fell, and the unemployment rate, which had slipped below 5.0 percent in April and May, edged up to that level in June.
    We expect that growth will accelerate again during the second half of the year because the economy's strong underlying fundamentals remain intact, including consumer confidence, job growth, and moderate inflation. As a result, we believe the Federal Reserve may not raise rates again before year end. Given this outlook, we expect the yield on the 30-year Treasury bond will range between 6.25 and 6.75 percent for the remainder of the year.
    We believe that the Trust's heavy weighting of relatively high quality noninvestment-grade bonds and its relatively short average maturity should aid in limiting future volatility stemming from changing market conditions. In addition, the Trust is well-diversified among different securities and different market sectors. We do not anticipate making any major adjustments to the portfolio until market fundamentals shift substantially, and we will

                                                          Continued on page five
monitor the economy, as well as Fed policy, in order to anticipate signs of fundamental change. In addition, we will seek a balance between the Trust's total return and its dividend income, and look to add value through security selection. Thank you for your continued confidence in Van Kampen American Capital and your Trust's team of managers.

Sincerely,

[sig]

Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]

Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1997

                 VAN KAMPEN AMERICAN CAPITAL HIGH INCOME TRUST
                           (NYSE TICKER SYMBOL--VIT)

COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1)............    13.82%
Six-month total return based on NAV(2).....................     5.86%

DISTRIBUTION RATE

Distribution rate as a % of closing common stock
  price(3).................................................     9.60%

SHARE VALUATIONS

Net asset value............................................   $  6.36
Closing common stock price.................................   $7.3125
One-year high common stock price (06/23/97)................   $ 7.375
One-year low common stock price (04/24/97).................   $ 6.625
Preferred share rate(4)....................................    5.450%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                      Coupon     Maturity  Market Value
---------------------------------------------------------------------------------------------
         CORPORATE BONDS
         AEROSPACE & DEFENSE  2.8%
$ 750    Dyncorp, Inc., 144A Private Placement (b).......     9.500%   03/01/07  $    757,500
2,800    Sequa Corp. ....................................     9.625    10/15/99     2,884,000
  500    Sequa Corp. ....................................     9.375    12/15/03       513,750
                                                                                 ------------
                                                                                    4,155,250
                                                                                 ------------
         AUTOMOBILE  1.6%
  900    Aetna Industries, Inc. .........................    11.875    10/01/06       983,250
  600    Collins & Aikman Products Co. ..................    11.500    04/15/06       681,000
  700    Exide Corp. ....................................    10.750    12/15/02       738,500
                                                                                 ------------
                                                                                    2,402,750
                                                                                 ------------
         BUILDINGS & REAL ESTATE  5.0%
3,050    American Standard, Inc. ........................    10.875    05/15/99     3,248,250
  450    Clark Material Handling.........................    10.750    11/15/06       473,625
2,050    Doman Industries Ltd. ..........................     8.750    03/15/04     1,988,500
1,450    Johns Manville International Group, Inc. .......    10.875    12/15/04     1,616,750
                                                                                 ------------
                                                                                    7,327,125
                                                                                 ------------
         CHEMICAL  2.3%
2,404    ISP Holdings, Inc. .............................     9.750    02/15/02     2,548,240
  800    Pioneer Amers Acquisition Corp., 144A Private
         Placement (b)...................................     9.250    06/15/07       792,000
                                                                                 ------------
                                                                                    3,340,240
                                                                                 ------------
         CONTAINERS, PACKAGING & GLASS  1.7%
  525    Owens Illinois, Inc. ...........................     9.750    08/15/04       552,563
1,000    S.D. Warren Co. ................................    12.000    12/15/04     1,120,000
  825    Sweetheart Cup, Inc. ...........................     9.625    09/01/00       837,375
                                                                                 ------------
                                                                                    2,509,938
                                                                                 ------------
         DIVERSIFIED/CONGLOMERATE MANUFACTURING  4.0%
1,150    Communications & Power Industries, Inc. ........    12.000    08/01/05     1,276,500
2,000    Newflo Corp. ...................................    13.250    11/15/02     2,160,000
2,270    Talley Manufacturing & Technology, Inc. ........    10.750    10/15/03     2,383,500
                                                                                 ------------
                                                                                    5,820,000
                                                                                 ------------
         ECOLOGICAL  0.2%
  200    Norcal Waste Systems, Inc.......................    13.250    11/15/05       226,000
                                                                                 ------------
         ELECTRONICS  3.8%
1,900    Advanced Micro Devices, Inc. ...................    11.000    08/01/03     2,109,000
2,300    Bell & Howell Co. (a)...........................  0/11.500    03/01/05     1,840,000

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                      Coupon     Maturity  Market Value
---------------------------------------------------------------------------------------------

         ELECTRONICS (CONTINUED)
$1,500   Exide Electronics Group, Inc. (Including 1,300
         common stock warrants)..........................    11.500%   03/15/06  $  1,622,500
                                                                                 ------------
                                                                                    5,571,500
                                                                                 ------------
         FINANCE  4.0%
2,900    American Annuity Group, Inc. ...................    11.125    02/01/03     3,074,000
  600    Americredit Corp. ..............................     9.250    02/01/04       597,000
1,200    Contifinancial Corp. ...........................     8.375    08/15/03     1,230,000
  850    Trizec Finance..................................    10.875    10/15/05       956,250
                                                                                 ------------
                                                                                    5,857,250
                                                                                 ------------
         GROCERY  1.3%
  780    Pantry, Inc. ...................................    12.000    11/15/00       805,350
1,050    Pathmark Stores, Inc. ..........................     9.625    05/01/03     1,015,875
                                                                                 ------------
                                                                                    1,821,225
                                                                                 ------------
         HEALTHCARE  3.0%
1,250    Merit Behavioral Care Corp. ....................    11.500    11/15/05     1,387,500
1,300    Tenet Healthcare Corp. .........................     8.625    12/01/03     1,352,000
  900    Tenet Healthcare Corp. .........................    10.125    03/01/05       985,500
  675    Urohealth Systems, Inc. (Including 675 common
         stock warrants), 144A Private Placement (b).....    12.500    04/01/04       664,875
                                                                                 ------------
                                                                                    4,389,875
                                                                                 ------------
         HOTEL, MOTEL, INNS & GAMING  4.2%
1,900    Argosy Gaming Co. ..............................    13.250    06/01/04     1,833,500
1,075    Coast Hotels & Casinos, Inc. ...................    13.000    12/15/02     1,201,313
1,300    Grand Casino, Inc. .............................    10.125    12/01/03     1,358,500
1,800    Trump Atlantic City Associates..................    11.250    05/01/06     1,764,000
                                                                                 ------------
                                                                                    6,157,313
                                                                                 ------------
         LEISURE/ENTERTAINMENT  3.2%
  900    Cobblestone Golf Group, Inc. ...................    11.500    06/01/03       945,000
2,200    Selmer, Inc. ...................................    11.000    05/15/05     2,431,000
1,185    Viacom International, Inc. .....................    10.250    09/15/01     1,285,725
                                                                                 ------------
                                                                                    4,661,725
                                                                                 ------------
         MACHINERY  0.2%
  250    Terex Corp. ....................................    13.250    05/15/02       281,250
                                                                                 ------------
         MINING, STEEL, IRON & NON-PRECIOUS METAL  3.9%
1,000    Algoma Steel, Inc. .............................    12.375    07/15/05     1,112,500
2,175    Armco, Inc. ....................................    11.375    10/15/99     2,251,125
  950    Carbide/Graphite Group, Inc. ...................    11.500    09/01/03     1,040,250
1,250    WCI Steel, Inc. ................................    10.000    12/01/04     1,296,875
                                                                                 ------------
                                                                                    5,700,750
                                                                                 ------------

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                      Coupon     Maturity  Market Value
---------------------------------------------------------------------------------------------

         OIL & GAS  9.2%
$1,450   Clark R & M Holdings, Inc.......................         *    02/15/00  $  1,102,000
1,050    Dawson Production Services, Inc. ...............     9.375%   02/01/07     1,071,000
  750    Falcon Drilling.................................     9.750    01/15/01       778,125
1,600    Giant Industries, Inc. .........................     9.750    11/15/03     1,648,000
3,650    Global Marine, Inc. ............................    12.750    12/15/99     3,832,500
1,700    KCS Energy, Inc. ...............................    11.000    01/15/03     1,840,250
  450    Parker Drilling Co. ............................     9.750    11/15/06       473,625
1,900    Petroleum Heat & Power, Inc. ...................    12.250    02/01/05     1,995,000
  725    Pride Petroleum Services, Inc. .................     9.375    05/01/07       757,625
                                                                                 ------------
                                                                                   13,498,125
                                                                                 ------------
         PERSONAL & NON-DURABLE  3.2%
1,460    Revlon Consumer Products Corp. .................     9.375    04/01/01     1,503,800
  550    Revlon Consumer Products Corp. .................    10.875    07/15/10       559,625
2,300    Samsonite Corp. ................................    11.125    07/15/05     2,599,000
                                                                                 ------------
                                                                                    4,662,425
                                                                                 ------------
         PRINTING, PUBLISHING & BROADCASTING  10.5%
  450    Cablevision Systems Corp. ......................    10.750    04/01/04       464,625
  550    Cablevision Systems Corp. ......................     9.875    05/15/06       585,750
1,350    Cablevision Systems Corp. ......................    10.500    05/15/16     1,471,500
1,100    Capstar Radio Broadcasting,144A Private
         Placement (b)...................................     9.250    07/01/07     1,064,250
1,750    Century Communications Corp. ...................     8.875    01/15/07     1,715,000
  700    Comcast Corp. ..................................     9.375    05/15/05       736,750
  500    Comcast Corp. ..................................     9.125    10/15/06       522,500
  700    EZ Communications, Inc. ........................     9.750    12/01/05       742,000
  500    Heritage Media Services.........................    11.000    06/15/02       527,500
1,000    International Cabletel, Inc.(a).................  0/12.750    04/15/05       770,000
  500    International Cabletel, Inc.(a).................  0/11.500    02/01/06       345,000
  600    Katz Media Corp. ...............................    10.500    01/15/07       591,000
1,350    Rogers Communications, Inc. ....................    10.875    04/15/04     1,414,125
2,750    SCI Television, Inc. ...........................    11.000    06/30/05     2,894,375
  950    Young Broadcasting, Inc. .......................    11.750    11/15/04     1,054,500
  350    Young Broadcasting, Inc. .......................    10.125    02/15/05       366,625
                                                                                 ------------
                                                                                   15,265,500
                                                                                 ------------
         RETAIL  3.6%
  550    Cole National Group, Inc. ......................    11.250    10/01/01       603,625
1,350    Cole National Group, Inc. ......................     9.875    12/31/06     1,420,875
  500    Hosiery Corp. America, Inc. (Including 500
         common stock warrants)..........................    13.750    08/01/02       585,000
2,300    Waban, Inc. ....................................    11.000    05/15/04     2,593,250
                                                                                 ------------
                                                                                    5,202,750
                                                                                 ------------



                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                      Coupon     Maturity  Market Value
---------------------------------------------------------------------------------------------

         TELECOMMUNICATIONS  6.9%
$ 650    Centennial Cellular Corp. ......................     8.875%   11/01/01  $    643,500
  575    Centennial Cellular Corp. ......................    10.125    05/15/05       599,437
  450    Echostar Communications Corp.(a)................  0/12.875    06/01/04       378,000
  400    Gray Communications Systems, Inc. ..............    10.625    10/01/06       424,000
  550    Intermedia Communications of Florida, Inc.(a)...  0/12.500    05/15/06       385,000
  600    Intermedia Communications of Florida, Inc.
         (Including 600 common stock warrants)...........    13.500    06/01/05       756,000
1,700    IXC Communications, Inc. .......................    12.500    10/01/05     1,942,250
1,700    Panamsat L.P. ..................................     9.750    08/01/00     1,785,000
1,100    Pricellular Wireless Corp. (a)..................  0/12.250    10/01/03     1,031,250
1,100    Pricellular Wireless Corp. .....................    10.750    11/01/04     1,149,500
1,400    Teleport Communications Group (a)...............  0/11.125    07/01/07     1,011,500
                                                                                 ------------
                                                                                   10,105,437
                                                                                 ------------
         TEXTILES  2.0%
1,600    Anvil Knitwear, Inc., 144A Private Placement
         (b).............................................    10.875    03/15/07     1,620,000
1,250    Dan River, Inc. ................................    10.125    12/15/03     1,331,250
                                                                                 ------------
                                                                                    2,951,250
                                                                                 ------------
         TRANSPORTATION  1.2%
1,700    U.S. Air, Inc. .................................     8.625    09/01/98     1,717,000
                                                                                 ------------
         UTILITIES  3.8%
2,050    AES Corp. ......................................    10.250    07/15/06     2,244,750
1,500    El Paso Electric Co. ...........................     8.250    02/01/03     1,563,750
1,650    National Energy Group, Inc. ....................    10.750    11/01/06     1,707,750
                                                                                 ------------
                                                                                    5,516,250
                                                                                 ------------
TOTAL LONG-TERM INVESTMENTS  81.6%
  (Cost $115,542,020)..........................................................   119,140,928
REPURCHASE AGREEMENT  15.9%
  J.P. Morgan Securities (U.S. Treasury Note, $18,786,000 par, 8.875% coupon,
  due 02/15/19, dated 06/30/97, to be sold on 07/01/97 at $23,163,796).........    23,160,000
                                                                                 ------------
TOTAL INVESTMENTS  97.5%
  (Cost $138,702,020)..........................................................   142,300,928
OTHER ASSETS IN EXCESS OF LIABILITIES  2.5%....................................     3,699,853
                                                                                 ------------
NET ASSETS  100.0%.............................................................  $146,000,781
                                                                                 ============

*Zero coupon bond

(a) Security bond is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments, including repurchase agreements of
  $23,160,000 (Cost $138,702,020)...........................  $142,300,928
Receivables:
  Interest..................................................     2,692,113
  Investments Sold..........................................     1,682,611
Other.......................................................         1,341
                                                              ------------
      Total Assets..........................................   146,676,993
                                                              ------------
LIABILITIES:
Payables:
  Income Distributions--Common and Preferred Shares.........       289,667
  Investment Advisory Fee...................................        90,083
  Custodian Bank............................................        78,759
  Affiliates................................................        14,349
Accrued Expenses............................................       129,792
Deferred Compensation and Retirement Plans..................        73,562
                                                              ------------
      Total Liabilities.....................................       676,212
                                                              ------------
NET ASSETS..................................................  $146,000,781
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, 1,000,000 shares
  authorized, 588 shares outstanding with liquidation
  preference of $100,000 per share).........................  $ 58,800,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 13,710,760 shares
  issued and outstanding)...................................       137,108
Paid in Surplus.............................................   124,454,347
Net Unrealized Appreciation.................................     3,598,908
Accumulated Undistributed Net Investment Income.............     1,114,083
Accumulated Net Realized Loss...............................   (42,103,665)
                                                              ------------
      Net Assets Applicable to Common Shares................    87,200,781
                                                              ------------
NET ASSETS..................................................  $146,000,781
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($87,200,781 divided by
  13,710,760 shares outstanding)............................  $       6.36
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 6,961,037
Other.......................................................      157,006
                                                              -----------
    Total Income............................................    7,118,043
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      540,521
Preferred Share Maintenance.................................       89,287
Shareholder Services........................................       27,126
Custody.....................................................       19,383
Trustees Fees and Expenses..................................       15,034
Legal.......................................................        4,750
Other.......................................................       90,092
                                                              -----------
    Total Expenses..........................................      786,193
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 6,331,850
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 1,262,818
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    4,600,766
  End of the Period.........................................    3,598,908
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,001,858)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $   260,960
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 6,592,810
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                     For the Six Months Ended June 30, 1997
                and the Year Ended December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                       Six Months Ended      Year Ended
                                                        June 30, 1997     December 31, 1996
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................     $  6,331,850       $  12,970,396
Net Realized Gain.....................................        1,262,818           1,386,511
Net Unrealized Appreciation/Depreciation
  During the Period...................................       (1,001,858)            631,401
                                                             ----------          ----------
Change in Net Assets from Operations..................        6,592,810          14,988,308
                                                             ----------          ----------
Distributions from Net Investment Income:
  Common Shares.......................................       (4,812,218)         (9,624,578)
  Preferred Shares....................................       (1,588,769)         (3,169,033)
                                                             ----------          ----------
Total Distributions...................................       (6,400,987)        (12,793,611)
                                                             ----------          ----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...          191,823           2,194,697
NET ASSETS:
Beginning of the Period...............................      145,808,958         143,614,261
                                                             ----------          ----------
End of the Period (Including accumulated undistributed
  net investment income of $1,114,083 and $1,183,220,
  respectively).......................................     $146,000,781        $145,808,958
                                                           ============        ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                               Six Months
                                                 Ended
                                                June 30,     -----------------------------
                                                  1997        1996       1995       1994
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period (a)..................................   $6.346       $6.186     $5.623     $6.735
                                                 ------      -------    -------    -------
Net Investment Income.........................     .462         .946       .982      1.002
Net Realized and Unrealized Gain/Loss.........     .019         .147       .537      (.975)
                                                 ------      -------    -------    -------
Total from Investment Operations..............     .481        1.093      1.519       .027
                                                 ------      -------    -------    -------
Less Distributions from Net Investment Income:
  Paid to Common Shareholders.................     .351         .702       .702       .954
  Common Share Equivalent of Distributions
    Paid to Preferred Shareholders............     .116         .231       .254       .185
                                                 ------      -------    -------    -------
Total Distributions...........................     .467         .933       .956      1.139
                                                 ------      -------    -------    -------
Net Asset Value, End of the Period............   $6.360       $6.346     $6.186     $5.623
                                                 ======      =======    =======    =======
Market Price Per Share at End of the Period...   $7.3125      $6.750     $6.375     $5.500
Total Investment Return at Market Price (b)...   13.82%*      17.34%     29.17%    (23.22%)
Total Return at Net Asset Value (c)...........    5.86%*      14.86%     23.70%     (2.54%)
Net Assets at End of the Period (In
  millions)...................................   $146.0       $145.8     $143.6     $135.9
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares.................    1.83%        1.87%      1.92%      1.96%
Ratio of Expenses to Average Net Assets.......    1.09%        1.11%      1.12%      1.16%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d)......   11.06%       11.58%     12.16%     13.31%
Portfolio Turnover............................      47%*         92%       119%       110%

(a) Net Asset Value at January 26, 1989 of $9.300 is adjusted for common and preferred share offering costs of $.198 per share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based on NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

 * Non-Annualized

N/A = Not Applicable

--------------------------------------------------------------------------------

                                                  January 26, 1989
                                                   (Commencement
Year Ended December 31,                            of Investment
-------------------------------------------        Operations) to
       1993      1992      1991      1990        December 31, 1989
-----------------------------------------------------------------------
       $6.228    $5.924    $4.603    $7.488                  $9.102
        -----     -----     -----     -----                   -----
        1.109     1.206     1.150     1.566                   1.387
         .526      .174     1.282    (2.866)                 (1.653)
        -----     -----     -----     -----                   -----
        1.635     1.380     2.432    (1.300)                  (.266)
        -----     -----     -----     -----                   -----
         .990      .908      .840     1.083                   1.020
         .138      .168      .271      .502                    .328
        -----     -----     -----     -----                   -----
        1.128     1.076     1.111     1.585                   1.348
        -----     -----     -----     -----                   -----
       $6.735    $6.228    $5.924    $4.603                  $7.488
       ======    ======    ======    ======                  ======
       $8.125    $7.250    $6.875    $4.125                  $7.375
       26.12%    18.67%    92.24%   (32.91%)                (17.27%)*
       25.46%    21.36%    48.77%   (26.20%)                (15.58%)*
       $151.1    $144.2    $140.0    $121.9                  $187.7
        1.72%     1.87%     2.51%     2.10%                   1.56%
        1.04%     1.11%     1.42%     1.90%                     N/A
       14.66%    16.48%    15.86%    17.24%                  13.20%
          99%      109%       78%       57%                     33%*

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital High Income Trust (the "Trust," formerly Van Kampen American Capital Intermediate Term High Income Trust) is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide high current income, consistent with preservation of capital, by investing in a portfolio of medium or lower grade fixed-income securities, or non-rated securities of comparable quality. The Trust commenced investment operations on January 26, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations, prices provided by market makers or estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities and repurchase agreements with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At June 30, 1997, there were no when issued or delayed delivery purchase commitments.

    The Trust may invest in repurchase agreements, which are short-term investments in which the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond discount is amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1996, the Trust had an accumulated capital loss carry forward for tax purposes of $43,366,483 which expires between December 31, 1998 and December 31, 2003.

    At June 30, 1997, for federal income tax purposes, cost for long- and short-term investments is $138,702,020, the aggregate gross unrealized appreciation is $3,776,182 and the aggregate gross unrealized depreciation is $177,274, resulting in net unrealized appreciation of $3,598,908.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually to common shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .75% of the average net assets of the Trust.

    For the six months ended June 30, 1997, the Trust recognized expenses of approximately $4,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended June 30, 1997, the Trust recognized expenses of approximately $20,700 representing Van Kampen American Capital Distributors, Inc.'s or

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

its affiliates' (collectively "VKAC") cost of providing accounting, legal and certain shareholder services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per Trustee under the plan is equal to the trustees' annual retainer fee, which is currently $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $61,329,781 and $81,912,795, respectively.

4. AUCTION MARKET PREFERRED SHARES

The Trust has outstanding 588 shares of Auction Market Preferred Shares ("AMPS") at a liquidation value of $100,000 per share. Dividends are cumulative and the rate is currently reset through an auction process every 28 days. The rate in effect on June 30, 1997, was 5.450%. During the six months ended June 30, 1997, the rates ranged from 5.088% to 5.590%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The AMPS are redeemable at the option of the Trust in whole or in part at a price of $100,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the AMPS are subject to mandatory redemption if the tests are not met.

                           DIVIDEND REINVESTMENT PLAN


The Trust offers a Dividend Reinvestment Plan (the "Plan") in which Common Shareholders may elect to have dividends and capital gains distributions automatically reinvested in Common Shares of the Trust. The service is entirely voluntary and you may join or withdraw at any time.

HOW TO PARTICIPATE
If you wish to elect to participate in the Plan and your shares are held in your own name, call 1-800-341-2929 for more information and a brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS
State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.
    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent, with the written consent of the Trust, by providing at least 90 days written notice to all Participants in the Plan.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or capital gains distributions.

RIGHT TO WITHDRAW
You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan, and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

         2800 Post Oak Blvd., Houston, TX 77056, Attn: Closed-End Funds

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Value Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or Morgan Stanley retail funds.

                 VAN KAMPEN AMERICAN CAPITAL HIGH INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997.
    All rights reserved.

(SM) denotes a service mark of
   Van Kampen American Capital Distributors, Inc.


                          RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 28, 1997, where shareholders voted on a new investment advisory agreement, the election of Trustees and the selection of independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 11,410,374 shares voted for the proposal, 251,060 shares voted against, 229,809 shares abstained and 0 shares represented broker non-votes. With regard to the election of Rod Dammeyer as elected trustee by the preferred shareholders of the Trust 578 shares voted in his favor, 0 shares withheld. With regard to the election of Wayne W. Whalen as elected trustee by the common shareholders of the Trust 11,613,068 shares voted in his favor, 277,597 shares withheld. The other trustees of the Fund whose terms did not expire in 1997 are Dennis J. McDonnell, Theodore A. Myers, Hugo Sonnenschein, David C. Arch and Howard J Kerr. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Trust, 11,661,580 shares voted in favor of the proposal, 111,304 shares voted against, 118,360 shares abstained and 0 shares represented broker non-votes.